UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 20, 2005 (October 14, 2005)
Date of Report (Date of earliest event reported)

COMPETITIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8696	36-2664428
(State or other jurisdiction of incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

1960 Bronson Road, Fairfield, Connecticut 06824
(Address of principal executive offices) (Zip Code)

(203) 255-6044
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 14, 2005, the Board of Directors of Competitive Technologies, Inc. (the “Company”) voted to amend Article II, Section 2.01 of the Company’s By-Laws to decrease the size of the Board of Directors from seven (7) to six (6) and to decrease the number of directors who can be internal directors from two (2) to one (1), effective immediately. A copy of the text of the amendment to the Company’s By-Laws is attached as Exhibit 3.1(ii).

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.  Description

Exhibit 3.1(ii)  Text of Amendment to the Company’s By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

Date: October 20, 2005	By:	/s/ Michael D. Davidson
Name: Michael D. Davidson
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

Exhibit 3.1(ii)  Text of Amendment to the Company’s By-Laws